================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 21, 1997

                          KELLEY OIL & GAS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                  0-25214             76-0447267
   (STATE OR OTHER JURISDICTION      (COMMISSION        (I.R.S. EMPLOYER
         OF INCORPORATION)           FILE NUMBER)      IDENTIFICATION NO.)

                   601 JEFFERSON ST.
                      SUITE 1100
                    HOUSTON, TEXAS                           77002
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)

       Registrant's telephone number, including area code: (713) 652-5200

================================================================================

ITEM 5. OTHER EVENTS.

      On October 21, 1997, Kelley Oil & Gas Corporation (the "Company") entered into a Purchase and Sale Agreement (the "Agreement") with SCANA Petroleum Resources, Inc., a South Carolina corporation ("SPR"), providing, among other things, for the Company's purchase of substantially all of SPR's assets, including its oil and gas properties, exploratory interests, and associated obligations, for $110 million (the "Acquisition"). The consummation of the proposed Acquisition is subject to the terms and conditions set forth in the Agreement. The closing and effective date is expected to be December 1, 1997. The purchase price of the Acquisition is expected to be funded by new bank financing, and the voluntary full exercise by Contour Production Company L.L.C. ("Contour") of its right, pursuant to its Option Agreement dated as of February 15, 1996 ("Option Agreement"), to purchase 27 million shares of the Company's Common Stock at $1.00 per share, the price established in the Option Agreement. The Company's Acquisition purchase price offer was based on its valuation of the assets to be acquired and the associated contractual commitments, including considering its assessment of the various risks associated with conducting oil and gas exploration and production operations.

      Reference is made to the Company's Current Report on Form 8-K, dated February 15,1996 ("February 1996 Form 8-K"), which has been previously reported and incorporated by reference herein, including the discussion under "ITEM 1. CHANGE IN CONTROL OF THE COMPANY" with respect to the purchase by Contour Production Company L.L.C. ("Contour") of 45 million shares of the Company's. common stock and Contour's right to purchase an additional 27 million shares of the Company's common stock in accordance with the terms and conditions of the Option Agreement, which has been previously filed as an Exhibit to the February 1996 Form 8-K. Under the indenture for the Company's 7 7/8% Convertible Subordinated Notes due 1999, as amended (the "Indenture"), a "Change in Control" would occur if, among other things, any person becomes the beneficial owner of securities representing 50% or more of the voting power in the Company or its successor. With the purchase by Contour of an additional 27 million shares of the Company's common stock, Contour will become the beneficial owner of more than 50% of the voting power in the Company.

      In the event of any Change in Control occurring prior to maturity, each holder of notes issued under the Indenture, has the right, at the holder's option, subject to the terms and conditions of the Indenture, to require the Company to redeem all or any part (provided that the principal amount is $1,000 or an integral multiple thereof) of the holder's notes on the date that is 35 business days after the occurrence of the Change of Control at a cash price equal to the sum of (i) the issue price of the notes being redeemed, (ii) the accrued original issue discount thereon to the date fixed for redemption, and
(iii) accrued and unpaid interest thereon to but excluding the date fixed for redemption. Within 15 business days after a Change in Control, the Company is obligated to provide notice regarding the Change of Control in accordance with the provisions of the Indenture.

FORWARD LOOKING STATEMENTS

      STATEMENTS MADE HEREIN THAT ARE FORWARD-LOOKING IN NATURE ARE INTENDED TO BE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS DESCRIBED HEREIN ARE REASONABLE, THE ACTUAL RESULTS MAY DIFFER MATERIALLY FROM ANY OR ALL ANTICIPATED RESULTS DUE TO FINANCIAL AND OTHER ECONOMIC CONDITIONS AND OTHER RISKS, UNCERTAINTIES AND CIRCUMSTANCES PARTLY OR TOTALLY OUTSIDE THE CONTROL OF THE COMPANY, INCLUDING THOSE ATTRIBUTABLE TO THE CONDITIONS AND TERMS SET FORTH IN THE AGREEMENT, SUCH AS A CONSEQUENCE OF THE DUE DILIGENCE BEING PERFORMED, AND THE FORM OF THE COMPANY'S FINANCING ARRANGEMENTS TO CONSUMMATE THE ACQUISITION.

      WORDS SUCH AS "ANTICIPATED," "EXPECT," "ESTIMATE," "PROJECT" AND SIMILAR EXPRESSIONS ARE INTENDED TO INDENTIFY FORWARD-LOOKING STATEMENTS.
FORWARD-LOOKING STATEMENTS MAY BE MADE IN MANAGEMENT'S STATEMENTS (ORALLY OR IN WRITING) INCLUDING PRESS RELEASES AND IN FILINGS OF THE SEC, INCLUDING THIS REPORT.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      NONE.

         (b)      NONE.

         (c)      EXHIBITS.

         EXHIBIT
         NUMBER       EXHIBIT
         ------       -------

          10.1 Option Agreement dated February 15, 1996 between the Company and Contour Production Company L.L.C. (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K (file no. 0-25214) dated February 15, 1996).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          KELLEY OIL & GAS CORPORATION

Date:  November 3, 1997                   By: /s/
                                                      David C. Baggett,
                                                  Senior Vice President and
                                                   Chief Financial Officer
                                                  (Duly Authorized Officer)

                                        2